Insurance Receivable and Impairment	3 Months Ended
Mar. 31, 2021
Loss Contingency [Abstract]
Insurance Receivable and Impairment

(3)   Insurance Receivable and Impairment

One of the Company’s customers became bankrupt in 2019. The insolvent customer’s restructuring plan was approved by the bankruptcy court in November 2020. As a result of the assessment of the insolvent customer’s exit from bankruptcy, the Company recorded a container loss recovery of $7,986 included in “container lessee default recovery, net” in the condensed consolidated statements of operations during the three months ended March 31, 2021. The Company did not submit a final insurance claim after its review of the insolvent customer’s restructuring plan, therefore, the insurance receivable of $2,106 that was recorded in the “prepaid expenses and other current assets” in the condensed consolidated balance sheets as of December 31, 2020 was written-off and included in “container lessee default recovery, net” in the condensed consolidated statements of operations during the three months ended March 31, 2021. As of March 31, 2021, the bankruptcy settlement amount is not determinable and realizable (see Note 13 “Subsequent Events”).

During the three months ended March 31, 2021, one of the Company’s customers became insolvent and the total net book value of its owned containers leased to this insolvent customer was $10,538. Based on prior recovery experience, the Company estimated that containers with a book value of $1,581 would not be recovered from this insolvent customer. Accordingly, the Company recorded impairment charges of $1,581 included in “container lessee default recovery, net” during the three months ended March 31, 2021. The Company also recorded bad debt expense of $378 in 2020 to fully reserve for this insolvent customer’s outstanding accounts receivable. There is no insurance claim associated with this insolvent customer under our current insurance policies.